UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                August 19, 2004 (Date of earliest event reported)

                                 MAGNETEK, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                 1-10233                   95-3917584
 (State or Other Jurisdiction     (Commission               (IRS Employer
       of Incorporation)           File Number)           Identification No.)

                       10900 Wilshire Boulevard, Suite 850
                          Los Angeles, California 90024
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (310) 689-1610

ITEM 5.  OTHER EVENTS.

     See Press Release dated August 19, 2004 entitled "Magnetek Announces Fiscal 2004 Fourth-Quarter and Year-End Results", attached as Exhibit 99.1 to this Current Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits


EXHIBIT
NUMBER   DESCRIPTION

99.1 Magnetek, Inc. Press Release dated August 19, 2004 entitled "Magnetek Announces Fiscal 2004 Fourth-Quarter and Year-End Results."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MAGNETEK, INC.




                                               /s/ David Reiland
                                               ---------------------------------
                                               David Reiland
                                               Executive Vice President
                                               & Chief Financial Officer
August 19, 2004

                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION

99.1 Magnetek, Inc. Press Release dated August 19, 2004 entitled "Magnetek Announces Fiscal 2004 Fourth-Quarter and Year-End Results."